WEST Pharmaceutical SERVICES

Investor Day May 10, 2006

Investing for Sustainable Growth

Donald E. Morel, Jr., Ph.D.

Chairman & Chief Executive Officer

Investor Day May 10, 2006

Investing for Sustainable Growth

Agenda

Don Morel                Welcome

Steve Ellers        Global Operations Overview

Mike Schaefers                      Pharma Systems Marketing

Don McMillan                               Selective Product Overview

Bob Hargesheimer        Tech Group

John Paproski                            Innovation Engine

Bill Federici          Financial Overview

All Participants                         Q&A

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Certain statements contained in this presentation and certain statements that may be made by management of the Company orally during this presentation are forward-looking statements that set forth anticipated results based on management’s plans and assumptions.  Such statements give our current expectations or forecasts of future events – they do not relate strictly to historical or current facts. In particular, these include statements concerning future actions, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings and financial results. We have tried, wherever possible, to identify such statements by using words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition.

We cannot guarantee that any forward-looking statement will be realized. If known or unknown risks or uncertainties materialize, or if underlying assumptions are inaccurate, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.  You should bear this in mind as you consider forward-looking statements. We cannot predict or identify all such risks and uncertainties, but factors that could cause the actual results to differ materially from expected and historical results include the following:  sales demand; timing and commercial success of customers’ products incorporating our products and services, including specifically, the Exubera® Inhalation-Powder insulin device; our ability to pass raw-material cost increases on to customers through price increases; maintaining or improving production efficiencies and overhead absorption; constraints on manufacturing capacity in the face of anticipated demand; the availability of labor to meet increased demand; competition from other providers; the successful integration of acquired businesses; average profitability, or mix, of products sold in a reporting period; financial performance of unconsolidated affiliates; strength of the U.S. dollar in relation to other currencies, particularly the Euro, UK Pound, Danish Krone,
Japanese Yen and Singapore Dollar; interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components; raw-material price escalation, particularly petroleum-based raw materials, and energy costs; and availability and pricing of materials that may be affected by vendor concerns with exposure to product-related liability.

The Company assumes no obligation to update forward-looking statements as circumstances change. Investors are advised, however, to consult any further disclosures the Company makes on related subjects in the Company's 10-K, 10-Q and 8-K reports.

Safe Harbor Statement

WEST Pharmaceutical SERVICES

Investor Day May 10, 2006

Investing for Sustainable Growth

Who are we?

Each and every day

millions of West
products are used to
enhance healthcare
around the world.

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Corporate Profile

World's premier manufacturer of
components and systems for
injectable drug delivery

Stoppers and seals for vials

Disposable components
used in syringe, IV, blood
collection and diagnostic
systems

Founded in 1923

HQ in Lionville, PA

2005 sales $700M

Market capitalization $1.2 Billion

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

NOVARTIS
MERCK
gsk GlaxoSmithKline
AstraZeneca
Pfizer
Lilly
novo nordisk

AMGEN
Genentech
IN BUSINESS FOR LIFE
Roche
NEKTAR
sanofi aventis
Bristol-Myers Squibb

Medtronic
When Life Depends on Medical Technology
BD
Johnson & Johnson
Procter & Gamble
Baxter
B BRAUN

Wyeth
TEVA
TEVA PHARMACEUTICAL INDUSTRIES LTD.
Abbott Laboratories
IVAX

Investing for Sustainable Growth

Diverse Customer Base

Company Estimated Market Share: 70% in Pharma; 70% in Device; 95% in Biotech

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

32 manufacturing sites

34 sales offices

7 technical centers

6,000 employees worldwide

Global Presence

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Key Company Developments

Acquisition of Monarch Laboratories

Acquisition of The Tech Group

Acquisition of Medimop

Sale of GFI Clinical Unit

Sale of Contract Manufacturing Operations

New management team

Restructuring and increased CAPEX

Sale of OTC Research Services Group

Kinston plant accident

Kinston restart

2-for-1 stock split

Divestiture of Drug Delivery

FY 2005

FY 2004

FY 2003

FY 2002

FY 2001

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Components
$98 MM
14%
Tech Device Group
$137 MM
20%
Laboratory and
Other Services
$49 MM
7%
Pharmaceutical
Pkg
$416 MM

Investing for Sustainable Growth

FY05 Net sales: Approx. $700 MM

Business Segments

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

North America, 49%
Europe, 41%
South America, 4%
Asia Pacific, 6%

Investing for Sustainable Growth

Geographic Sales Mix
   (2005, based on point of sale)

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Corporate Growth Strategy
Core Pharmaceutical Systems Business

Maximize the value of West’s core business
(Company estimated market:  $1.1 BN)

Market segmentation

Generate maximum value from key growth drivers

New product innovation

Lean manufacturing

Geographic expansion

Strategic acquisitions

Medimop Medical Projects Ltd.

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

-
-
  -
  -
  -
-
  -

Investing for Sustainable Growth

Corporate Growth Strategy
Tech Group Business

Build market share in multi-component systems
for drug delivery

        (Company estimated market:  $4.5 BN)

Leverage customer base

Develop a portfolio of proprietary systems for injectable,
transmucosal, and pulmonary delivery

Pursue selected consumer opportunities

License or acquire innovative technologies

Pursue strategic acquisitions

The Tech Group

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Diabetes

Components

for Pen System Applications

Components for

Traditional System
Applications

Devices

West’s Competitive Edge

Unmatched experience/expertise: drug material
interface

Ability to source components from multiple
locations globally

Protected IP: West’s components and systems

Regulatory barrier to entry:  NDA and ANDA
filing must include reference to all
packaging/components in contact with the drug:

1.

West Drug Master File (DMF) 1546 is confidential

2.

West DMF includes functionality data (multi-year studies)

3.

All primary package changes require new stability/ functionality studies for new filing

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Investment Considerations

Established platform for sustainable growth

Significant barriers to entry

Favorable growth drivers in key market
segments

Global, diverse customer base

Global manufacturing capability

Strong, experienced management team

Strong corporate governance

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Steve Ellers

President & Chief Operating Officer

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Overview

Organization

Financial performance

Strategic initiatives

Manufacturing strategy

Product launch process

Investor Day May 10, 2006

Investing for Sustainable Growth

President and Chief Operating Officer

Business Units with P/L

North America

South America

Europe and Asia Pacific

The Tech Group

Reconstitution (Medimop)

Global Headquarters

Global Supply Chain

& Support Services

Strategic Business

Development

Innovation

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

2005 Performance

Record sales and profits

Completed three acquisitions

Better positioned for profitable growth

Stronger position with customers

Improved product pipeline

Innovation launched

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Drivers for Improved Financial Performance

Returned focus to core injectable business

Reorganized to regional business units

Faster response time to market

Better coordination of resources

Significant increase in CAPEX

Better quality

Greater capacity

Improved efficiencies

Faster response time to market

Value creation

Success with Lean Sigma

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ in Millions
2001
2002
2003
2004
2005
2006(E)
Core Businesses
Acquisitions

Investing for Sustainable Growth

Sales Performance

CAGR = 12%

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

$120
$100
$80
$60
$40
$20
$0
$ in Millions
2001
2002
2003
2004
2005
Core Businesses
Acquisitions

Investing for Sustainable Growth

Operating Profit Performance

Note:  2004 operating profit excludes $11.6M of business interruption and out-of-pocket costs related to the 2003 Kinston accident.

CAGR = 15%

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

$80
$60
$40
$20
$0
$ in Millions
2001
2002
2003
2004
2005
Core Businesses
Acquisitions

Investing for Sustainable Growth

Consolidated Capital Expenditures

Capital as % of sales                               12%             9%                    12%                11%              8%

Depreciation as % of sales               8%                      8%                      6%                 6%              7%

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Key Initiatives For Growth

Market segmentation

Product launches

Accelerate innovation

Lean Sigma initiatives

Expand capacity to meet growing demand

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Market Segmentation Identifies Market Needs

Manufacturing Strategy

Capital Expenditures

Product Launches

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Market Segment Growth Drivers

Biotechnology/Oncology

Diabetes

Prefillable Syringes

Reconstitution Systems

FluroTec® and Barrier Coatings

Westar®
Processing

West SpectraTM

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Market Segment Growth Drivers

Biotechnology/Oncology

Diabetes

Prefillable Syringes

Reconstitution Systems

Components for

Traditional System
Applications

Components

for Pen System Applications

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Market Segment Growth Drivers

Biotechnology/Oncology

Diabetes

Prefillable Syringes

Reconstitution Systems

Investor Day May 10, 2006

Investing for Sustainable Growth

Market Segment Growth Drivers

Biotechnology/Oncology

Diabetes

Prefillable Syringes

Reconstitution Systems

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Market Segmentation Identifies Market Needs

Manufacturing Strategy

Capital Expenditures

Product Launches

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Manufacturing Philosophy

Centers of Excellence – Focused Factories

Pharmaceutical

Device

Cellular Manufacturing

Zero Defect

Vision inspection

Six Sigma

Multiple site sourcing

Managed as cost centers

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Manufacturing Processes

Rubber

Compounding          Molding         Trimming          Finishing

Specialty products

Metal

TrimTec®

WEST Pharmaceutical Services
Investor Day May 10, 2006

Investing for Sustainable Growth

Compounding

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

WKP 9250
WKP 9250

Investing for Sustainable Growth

Molding

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Trimming

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Washing

WEST Pharmaceutical SERVICES Investor Day May 10, 2006

Investing for Sustainable Growth

Metals

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

TrimTec®

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Market Segmentation Identifies Market Needs

Manufacturing Strategy

Capital Expenditures

Product Launches

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

$80
$60
$40
$20
$0
$ in Millions
2001
2002
2003
2004
2005
Core Businesses
Acquisitions

Investing for Sustainable Growth

Consolidated Capital Expenditures

Capital as % of sales                               12%             9%                    12%                11%              8%

Depreciation as % of sales               8%                      8%                      6%                 6%              7%

Market Segmentation Identifies Market Needs

Manufacturing Strategy

Capital Expenditures

Product Launches

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Product Launch Process

Match need in market with West product

Target specific customers

Secure development partnerships

Sampling

Machine trials

Stability tests

Regulatory assistance

Analytical Labs

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Product Launch Process

Plan – Initiate Launch Campaign

CAPEX investments

Promotion

Training

Sample kits

Broad market - product launch (2 - 3 years later)

Market experience

Market acceptance

Customer ramp-ups

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Westar RS
Ready-to-Sterilize Components
Pharmaceutically Clean
WEST

Investing for Sustainable Growth

Product Launches

Westar® RS

Elastomer components

Seals

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

400
350
300
250
200
150
100
50
0
1995
1997
1999
2001
2003
2005

Investing for Sustainable Growth

Westar® Units Sold
(in millions)

Product Launches

Drive development through superior positioning

Investor Day May 10, 2006

FluroTec®

Unrivaled

barrier

coating

Westar®

State of the art
ready-to-sterilize
elastomer
closures

Flip-Off® CCS™

Prewashed and
sterilized
Flip-Off seals

West Spectra™

Covert and overt
security for product
authentication

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Key Trends

Growth Drivers

Global demographics – Diabetes

Biotechnology – Oncology, prefilled syringe systems and reconstitution

Anti-counterfeiting needs

Growing demand for capital

Lead market

Add value to customers

Grow faster than market

Cross sell West capabilities

Pharma Systems

Tech

Medimop

Innovation

Innovation creating new markets

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Summary

Grow faster than market

Fund CAPEX investments

Accelerate innovation activities:

In house R&D

Licensing

Strategic partnering

Acquisitions

Expand geographically

Synergies from cross selling

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Mike Schaefers, Ph.D.

Director of Marketing Europe

WEST Pharmaceutical Services
Investor Day May 10, 2006

Investing for Sustainable Growth

Marketing Initiatives

  Sustainable above-market growth through:

Global key account management

Marketing initiatives for key growth products

Market segmentation strategy

New product launches / pre-launch activities

Innovations

Investor Day May 10, 2006

Investing for Sustainable Growth

Global Key Account Management

Based upon well trained and experienced Key
Account Managers

Integrates West’s well-known Technical Support
function into customer relationship

Coordinates all activities between customers and
West globally using the Diamond approach

Global Key Account Management – cont.

Marketing

TCS

Regulatory

Operations

QA

R&D

Information

Systems

Investing  for Sustainable Growth

Investor Day May 10, 2006

Key Account

Coordination

Supplier

Development

Supplier

Customer

Marketing

Regulatory

Operations

QA

R&D

Information

Systems

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Global Key Account Management

Ensures usage of Value Selling / Value Capture

Generates long-term supply agreements

Establishes strategic partnerships with customers

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Marketing Initiatives for Growth Products

Product positioning and branding

Focused communication

Sales campaigns

Liaison with opinion leaders, authorities

Marketing Initiatives for Growth Products

Drive development through superior positioning

Investing for Sustainable Growth

Investor Day May 10, 2006

FluroTec®

Unrivaled

barrier

coating

Westar®

State of the art
ready to sterilize
elastomer
closures

Flip-Off® CCS™

Prewashed and
sterilized
Flip-Off seals

West Spectra™

Cover and overt
security for product
authentication

Investor Day May 10, 2006

Investing for Sustainable Growth

Communication

Develop new, global state-of-the-art web site with links to
key products

Generate and publish product specific articles around key
growth products

Issue ads for key growth products

Exhibit and lecture at key conferences and congresses
globally

Marketing Initiatives For Growth Products

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Sales Campaigns

Develop and execute sales campaigns to increase product
awareness and knowledge of customers through:

Mailing to targeted customers

Product specific brochures

Product specific sample kits

Product specific customer presentations

Educational Series

Technical seminars & roadshows

Marketing Initiatives For Growth Products

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Strengthen product positioning through liaison with:

Opinion leaders

Professional organizations (i.e. PDA, AAPS )

Regulatory bodies (i.e. FDA, EMEA)

Marketing Initiatives For Growth Products

Implement

Develop

Focus

Market Segmentation Strategy

Analyze market trends and customer needs

Focus development on key segments

Develop segment plans through dedicated, cross-functional
teams

Implement segment specific market plans

Analyze

Investor Day May 10, 2006

Investing for Sustainable Growth

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Market Segmentation Strategy

Key growth segments – delivery systems

Prefilled syringes

Medical devices

Key growth segments – markets

Vaccines

Diabetes

Biopharmaceuticals

Generics

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Market Segmentation Strategy

Concentrate company and marketing resources
based upon specific market plan i.e.:

Technical Support

Material Sciences

Business Development Manager

Regulatory Affairs

Segment specific sales and communication tools i.e.:

Biotech Sample Kit

Biotech Web Site

Product Launches

Promote reconstitution
and transfer systems
(Medimop)

Clip´n´Ject

Vial Adapter

Mix2Vial

MixJect

Investing for Sustainable Growth

Investor Day May 10, 2006

Product Launches

Prefilled syringe
component offerings

Complete range of
FluroTec plungers from
0.5 ml to 10 ml

Global launch of new,
´state of the art´
Thermoset Formula for
Needle Shields and Tip
Caps

Launch FluroTec Tip Cap
into market

Investing for Sustainable Growth

Investor Day May 10, 2006

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Six Sigma Quality Product

Meeting customer demand for enhanced quality products

100 % inspected

Low particulate matter

Low protein contamination

Product Launches

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Summary

  Sustainable above-market growth through:

Global key account management

Marketing initiatives for key growth products

Market segmentation strategy

New product launches / pre-launch activities

Innovations

Don McMillan

President, North America

Pharmaceutical Systems Division

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Pharmaceutical and Biotech Market

Pharmaceutical Market

West has strong position for packaging components

Low single digit growth rates

Focusing on Biotech to strengthen their pipelines

Partnership, acquisitions and alliances

Biotech Market

CAGR 15% (2003 – 2008)

High value products

Sensitive proteins and peptides

Targets for counterfeit drugs

Predominately injectable products

West products are low percentage of COGS

West enjoys “partnership” relationships

Many emerging companies

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

West’s focus on the Biotech Market

Value drivers

Drug product efficacy

Management of risk

Patient convenience and compliance

Product R&D driven by the needs of the Biotech market

Proprietary products

Value added products drive growth in excess of volume

Incorporate advanced technologies

Barrier coatings for elastomers

Westar processing of elastomers

Clinical to commercial standardization

Compliant with latest regulatory requirements and standards

Customized products for anti-counterfeit protection

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

WEST Pharmaceutical SERVICES
The low-risk choice for today's high-value drugs
West FluroTec.

Investing for Sustainable Growth

West FluroTec

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Westar

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

FLIP
OFF

AMGEN

MULTIDOSE
MULTIDOSE
AMGEN

S40
EPOGEN
EPOGEN
M10

Investing for Sustainable Growth

Product Evolution to Combat Drug Counterfeiting

Permission granted by Amgen, Inc.

West’s standard product

2nd generation product

3rd generation product

2nd generation product

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

MUST BE DILUTED

Investing for Sustainable Growth

The Next Generation Products

Package authentication with overt and covert technologies

Item level serialization for electronic track and trace

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Emerging Biotech

Many small companies focused on bringing new therapies to
market

West has an opportunity to:

Educate the market

Share regulatory and packaging science expertise

Dedicated Emerging Biotech team

Consultative selling process

Tailor products to their specific needs

Laboratory services

Packaging components

Introduce next generation products and services

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Customers’ Product Development Cycle

Laboratory Services

Delivery/Device Systems

Packaging Components

Traditional West Interface:

Packaging Components

West’s Evolving Interface:

Phase III

Commercialization

Phase II

Phase 1

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Conclusion

Existing relationships with major players

Dedicated effort for emerging companies

Broad line of existing proprietary products and
services

Biotech market needs drive product R&D

Leverage market knowledge to identify and introduce
additional value added products and services

Bob Hargesheimer

President, The Tech Group

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

The Tech Group

A West Pharmaceutical Services Company

Custom injection molding and assembly services

focused on OEM customers in the

consumer and health care markets.

Investing for Sustainable Growth

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Acquired by West, May 2005

The Tech Group

FY04 Sales: $74.2 MM

Consumer
24%

Health Care 76%

West Device Group

FY04 Sales: $65.0 MM

Health Care
30%

Consumer 70%

The Tech Group Offerings

Custom contract-manufacturing services

Precision plastic injection-molding and assembly

Expertise in product design, including in-house mold
design and construction

Automated assembly solutions

Quick-response center for developmental and
prototype tooling

WEST Pharmaceutical SERVICES

Investor Day May 10, 2006

Investing for Sustainable Growth

Markets

Health Care

Consumer

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Baxter

novo nordisk

Lilly

NEKTAR

MERIDIAN MEDICAL TECHNOLOGIES

gsk GlaxoSmithKline

Medtronic
When Life Depends on Medical Technology

BD

GUIDANT

SC Johnson

Wyeth

BD

Johnson & Johnson

Procter & Gamble

DIAL

RAYOVAC

Investing for Sustainable Growth

Customer Base

Health Care

Device

Consumer

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Internationally Positioned

12 manufacturing facilities

1,900 employees

887,000 square feet for manufacturing

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

The Tech Group Growth Strategy

Market leadership through technical
excellence.

Design services

Regulatory expertise

Analytical lab services

Tooling

High volume assembly

Six Sigma support

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

The Tech Group Growth Strategy

Build share in multi-component systems.

Leverage relationships and experience.

Add value with West experience/capabilities.

Technology support for proprietary systems.

Pursue select Consumer opportunities.

Technology based advantage.

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Health Care Market Segments

Pharmaceutical Delivery

Surgical/Medical Device

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Health Care Market Segments

Diagnostic

Other

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

The Tech Group Growth Strategy

Build share in multi-component systems.

Leverage relationships and experience.

Add value with West
experience/capabilities.

Technology support for proprietary
systems.

Pursue select Consumer opportunities.

Technology based advantage.

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

LOW PULP
Minute

Investing for Sustainable Growth

Consumer

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Summary

Continued growth through:

Building share in multi-component systems

Pursue selected consumer opportunities

Focus on key services

Leverage West and Tech capabilities

Execute on product pipeline

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

John Paproski

Vice President of Innovation

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Focus On Growth: Historical View

Drug Development Division was a focal point

Formulation and Nasal Based Delivery Systems -- exited in  2005

Plastic Division (now Tech Group) added new processing technologies

State-of-art molding technologies

Clean room molding

High speed assembly

Market the capability as a custom molder

Core Injectable business focused on value-added features to
proprietary products

Daikyo technologies and Japanese Quality

Westar

Coatings

Seals

Prefilled syringe components

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Focus On Growth: Historical View: R&D

Global Engineering and Product Development

Product design and development

Tooling design and construction

Elastomer material development

Design and construction of assembly and processing equipment

Develop new packaging and device concepts

# of  Employees: 64 professionals in these activities.

Segment Expenditures

             2005                                2004          2003

Pharma Systems                 $6.3 MM                             $5.2 MM                                $4.6 MM

Tech Group        $1.6 MM                         $1.6 MM  $1.7 MM

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Innovation at West: Stepping It Up

Refocused on proprietary products for injectable
drug packaging and delivery systems

Increased innovation spending an additional $4-6M in
2006

Multiple technology license/agreements acquired

Increased I.P. activity

Prototype thru scale up developments

Medimop acquisition

Established an innovation process and group

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Concept Phase
Development Phase
Launch Phase
Scale Up Phase
1 Yr.
2 Yr.
1 Yr.
Concept
Prototype, Test and Refine
Launch & Sample
Install
Validate
Production
Market & Production Plan
Customer Testing
Small Vol.Validated Mfg.
Customer Launch
Customer Acceptance
Period~3 Yrs

Investing for Sustainable Growth

Innovation at West: The Process

Required Elements for Innovation Success

1.

Market need

2.

Customer access

Current Focus: The Pharmaceutical Market

3.

West core competency

Injectable technical expertise and support

Global manufacturing capability in metal, rubber,
plastic and assembly

GMP and GLP capabilities

Creative injectable product developer

4.

Technology match

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Injectable Pharma Market Trends

Sustained new biotech NME’s

Frequent lyophilized NME’s

Prefilled syringe growth

Self administration

Patient/clinician convenience as a differentiator

Simplify pharma filling and processing

Needle safety

Counterfeit concerns

Long acting drug formulations

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

40
35
30
25
20
15
10
5
0
# of Approvals
22
8
9
25
10
5
17
10
8
18
6
7
13
4
9
15
6
19
7
18
6
7
11
2
1998
1999
2000
2001
2002
2003
2004
2005
Biologics
Injectable NMEs
Non-Injectable NMEs

Investing for Sustainable Growth

Innovation at West: Importance of Injectables
NME & BLA Approvals (FDA)

Source:  The Pink Sheet; FDA Website

39

40

35

31

26

40

31

20

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Therapeutic Areas

Anti-Infectives

Biologicals

Cardiovascular

Diabetes Therapy

Hormones

Immunology

Neurology

Oncology

Ophthalmology

Osteoporosis

Market Trends

Pre Filled Syringe Growth

Self Administration

Abundant Biotech NME’s

Frequent Lyophilized NME’s

Needle Safety

Patient/Clinician Convenience as a
Differentiator

Simplify Pharma Filling and Processing

Long Acting Drug Formulations

Counterfeit Concerns

Therapeutic

Categories

Pharma Market

Trends

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

The Reconstitution Product Category: Market Drivers

Lyophilized NME’s

Necessity for stability

Self administration

Caregiver convenience: a pharma product differentiator

DANGER
CONTAMINATED SHARPS ONLY
TO BE INCINERATED
ALCOHOL SWAB
ALCOHOL SWAB

Reconstitution Supplies

Remove Flip Off™

From Diluent Vial

Remove Flip Off™

From Drug Vial

Alcohol Swab

Stopper Surface

Remove Needle Cover

Prepare Syringe

Draw Air Into Syringe

Prepare for

Dilluent Withdrawl

Insert Syringe into

Vial Stopper

Push Air into Vial

Withdraw Dilluent

From Vial

Adjust Dose in Syringe

Withdraw Syringe

from Vial

Insert Syringe into

Drug Vial

Inject Liquid Into

Drug Vial

Unmixed Solution

Dispose of Syringe

Mix Solution

Insure Mixing is Complete

Swab the top of

the Drug Vial

Prepare the Injection Syringe

Draw air into the

Injection Syringe

Push air into the Vial

Invert Vial

Carefully

Position

Needle

Draw Contents from Vial

Ready for Injection

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

The Reconstitution Product Category

Innovation at West:  Portfolio Building

West’s Traditional Products

Clip’n’Ject

Medimop

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Coming In Q4 2006
Coming In Q1 2007

Targeting Innovation

ALIGN

PRODUCT CATEGORY WITH    MARKET TRENDS

Vial Projects

Component Projects

To Be Announced

To Be Announced

Reconstitution

Counterfeiting

Pharma
Processing

   Caregiver

Convenience

Caregiver

   Safety

Lyo NME’s

Biotech NME’s

Self Admin.

PFS Growth

Inj. Pharma

Market

Trends

Product

Category

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Innovation at West:

Growing New Product Portfolio

Expansion within the product category

Spin-off products

Evolutionary path within the category

Follow-up product generations

Supporting products

New categories

Focused and manageable injectable projects

Future non injectable

Cross category

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Innovation Summary

Best pipeline of products in recent history

Offerings will:

Relate directly to customers and markets we now serve

Leverage the combined capabilities and customer access
that exist in our:

Divisions

Partners

Recently acquired businesses

William Federici
Chief Financial Officer

Investing for Sustainable Growth

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

   .12

-

-

-

-

-

Interest Payment

$.54*

$1.40

$1.33

$1.32

   $.96

$.83

EPS Non-GAAP

-

-

(.02)

-

-

-

Affiliate Gain

-

-

    .30

(.42)

-

-

Kinston

-

-

-

-

(.03)

-

Foreign Currency

   (.01)

   .05

(.07)

-

(.09)

-

Unusual Tax
Items

-

(.04)

    .03

    .26

   .30

  .05

Restructuring

$0.43

$1.39

$1.09

$1.48

$.78

$.78

EPS Reported

Q1 2006

2005

2004

2003

2002

2001

GAAP/Non-GAAP Reconciliation

* Included in 2006 full-year non GAAP EPS guidance of $1.68 – $1.78.

This information is being provided for the convenience of readers in making comparisons between the periods presented and other periods

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

$1,000
$800
$600
$400
$200
$-
Net Sales
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
EPS from continuing operations
2001
2002
2003
2004
2005
2006E
Sales
EPS from continuing operations (Non-GAAP)

Investing for Sustainable Growth

Consolidated Sales and Non-GAAP EPS
from Continuing Operations
($ in millions)

First Quarter Results
($ in millions, except per share data)

$0.41

$0.43

E.P.S. from Continuing Operations

$0.41

$0.54

Non-GAAP E.P.S. from Continuing Operations

$13.0

$14.3

Income from Continuing Operations

$20.1

$28.2

Operating Profit

$25.2

$38.0

Selling, General & Administrative Expenses

    31%

30%

Gross Margin

  $149.5

$222.8

Net Sales

      2005

                   2006

2006 E.P.S. from continuing operations includes a $0.12 charge related to the refinancing of senior notes and a $0.01 favorable impact related to an IRS tax claim settlement.

Capital Management

$118.7

$133.5

Working Capital

          $11.4

      YTD Spending

Capital Expenditures:

45.0%

42.3%

     Debt to Total Invested Capital

$625.0

$640.6

Total Capitalization

$281.0

$271.0

Total Debt

12/31/05

3/31/06

($M)

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
13.6%
30.5%
13.4%
31.6%
15.7%
35.4%
16.5%
32.5%
2004
2005
Q1 2006
2006E
Tech Group
Pharmaceutical Systems

Investing for Sustainable Growth

Gross Margin Percentages

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($10.0)
($15.0)
2001
2002
2003
2004
2005

Investing for Sustainable Growth

Corporate Cash Flow
($ in millions)

Corporate Cash Flow is defined as operating cash flow less capital expenditures and dividends.

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

120
100
80
60
40
20
0
2006-10
2011
2012
2013
2015
2016

Investing for Sustainable Growth

Debt Maturity Schedule
($ in millions)

$0

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
52.2%
46.5%
40.5%
34.8%
45.0%
42.3%
2001
2002
2003
2004
2005
Q1 2006

Investing for Sustainable Growth

Debt to Total Capitalization

Goal: 40-45% excluding acquisitions and significant capital expansion

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

- 
- 
- 
-

Investing for Sustainable Growth

In Summary

Strong cash flow from operations

Strong balance sheet

Foundation is in place to fund future growth

Focus on cost control and lean initiatives

Donald E. Morel, Jr., Ph.D.

Chairman & Chief Executive Officer

WEST Pharmaceutical SERVICES
Investor Day May 10, 2006

Investing for Sustainable Growth

Summary

West has a set of competitive advantages that
uniquely position the company for future growth

These competitive advantages capitalize on the
primary growth drivers in key market segments

Global, diverse customer base

Solid financial base

Strong, experienced management team focused
on execution